Howe Barnes Investor

Presentation

May 2007

Forward-Looking Statements

This Annual Meeting presentation may contain forward-looking statements. These statements are not historical facts, but rather are based on our current expectations, estimates and projections about our industry, our beliefs and assumptions. Words including “may,” “will,” “could,” “would,”  “should,” “anticipate,”
“expect,” “intend,” “plan,” “project,” “believe,” “seek,” “estimate” and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which remain beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.  We caution you not to place undue reliance on these forward-looking statements, which reflect our management’s view only as of the date of this presentation. We are not obligated to update these statements or publicly release the result of any revisions to them to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

Corporate Profile

Headquartered in Cary, North Carolina

State-chartered community bank and opened in December 1998;
holding company was formed in June 2001.  Multi-bank holding company for both Crescent State Bank and Port City Capital Bank.

Primary market areas are the Raleigh-Durham, Moore County
(Pinehurst) and Wilmington markets

Crescent State Bank has 10 full-service offices and Port City Capital
Bank has one full-service office.

At March 31, 2007 we had:

Assets:             $751 million

Net Income:                              $5.4 million (last twelve months)

Market Cap:                             $112 million (approximately)

Inside ownership          21.89%

Institutional ownership                      5.65%

Average daily volume                        8,100 shares (last three months)

Presently traded on the NASDAQ Global Market under the
symbol “CRFN”

The Vision Statement was created during the fall of 2003 in order to establish some broad goals as to what the organization may look like at the end of 2007.

The Bank will have traditional bank assets of $500 million.

There may be ten or eleven banking offices strategically located in Wake,
Johnston, Lee and Moore Counties.

We may have acquired one or more smaller financial institutions in order to gain strategic locations, people and/or other resources.

Services will continue to be delivered through an optimum mix of “high-tech and high touch” channels.

The Bank will be recognized as the financial services provider of choice for each of the communities we serve.

Highlights From 2003 Vision
Statement

Increased presence in central and southeast North Carolina growth markets

Balanced EPS growth and Franchise Expansion

Identified communities of interest and then focused on Banker of
Choice

Empowered seasoned employees to make decisions at local level

Targeted small- and medium –sized businesses, professionals and individuals located in the markets we serve.

Keys to Past Success

1999

2000

2001

2002

2003

2004

2005

1998

Crescent State Bank
established in

Cary, NC

December 31, 1998;
initial capitalization
of $11.4 million

Crescent Financial
Corp. was formed on

June 29, 2001

Completed acquisition of
Centennial Bank

August 29, 2003

Announced joining
the Russell
Microcap Index

August 19, 2005

2006

Completed acquisition
of Port City Capital Bank
in Wilmington, NC

August 31, 2006

$6.3M Secondary
Offering

Completed

August 20, 2002

$14M Public
Offering

Completed

December 2, 2005

Issued $8M of
trust preferred
securities
August 27, 2003

Our History

2006 Significant Events

April 6, 2006 - Crescent Financial Corporation announces it will acquire Port City
Capital Bank in Wilmington, NC

April 11, 2006 - Crescent State Bank opens its tenth full-service branch location at 6408 Falls of Neuse Road in Raleigh, NC

April 25, 2006 - The Board of Directors of Crescent Financial Corporation declare a 15% stock dividend payable on May 31st to stockholders of record May 18th

July 11, 2006 -  At respective Annual Meetings, shareholders of both Port City
Capital Bank and Crescent Financial Corporation approve the proposed acquisition of Port City by Crescent

August 31, 2006 – Crescent completes the merger of Port City Capital Bank.
Crescent Financial becomes a two bank holding company with total assets of
$668 million

December 31, 2006 - Crescent Financial Corporation ends the year with eleven full service offices with total assets of $698 million representing a 70% increase over the $411 million reported on December 31, 2005

The Vision Statement was created during the Spring of 2006 in order to establish some broad goals as to what the organization may look like at the end of 2010.

The Bank will have traditional bank assets of $1.4 billion.

There may be twenty or more banking offices strategically located in Central and Eastern North Carolina.

We may have acquired one or more smaller financial institutions in order to gain strategic locations, people and/or other resources.

We may have expanded our services in the areas of mortgage lending, brokerage, leasing, insurance & financial advisory.

Services will continue to be delivered through an optimum mix of “high-tech and high touch” channels.

The Bank will be recognized as the financial services provider of choice for each of the communities we serve.

2006 Vision Statement

VA
TN
Norfolk
Virginia Beach
Suffolk
Danville
Winston Salem
Burlington
Greensboro
High Point
Chapel Hill
Durham
Raleigh
Rocky Mount
Wilson
Greenville
Goldsboro
Fayetteville
Jacksonville
Wilmington
Hickory
Gastonia
Concord
Charlotte
Rock Hill
Spartanburg
Florence
Columbia
Sumter
Scale Legend
Mile(s)
0
20
40

CRESCENT
FINANCIAL CORPORATION

Market Area

Crescent headquarters

Crescent offices

Port City office

Estimated Population
Growth %

2005-2010

<5%

5% to 10%

>10%

300,000
250,000
200,000
150,000
100,000
50,000
0
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Aug-99
Apr-00
Jan-01
Oct-01
Jun-02
Mar-03
Nov-03
Aug-04
May-05
Jan-06
Oct-06
Volume
Price

CRESCENT
FINANCIAL CORPORATION

Historical Stock Price Performance

Centennial Transaction

Completed 9/2/03

Annc’d Acquisition

Of Port City 4/6/06

Public Offering

Completed 12/02/05

An initial investment of $1,100 for
100 shares of Crescent in December
1998 has grown to a value of $3,430
as of May 1, 2007.

Assets ($MM's)
40% CAGR
800
700
600
500
400
300
200
100
0
129
182
274
331
411
698
751
2001
2002
2003
2004
2005
2006
Mar-07

Net Loans ($MM's)
47% CAGR
700
600
500
400
300
200
100
0
79
124
213
254
324
543
586
2001
2002
2003
2004
2005
2006
Mar-07

Deposits ($MM's)
37% CAGR
700
600
500
400
300
200
100
0
113
153
219
274
322
542
590
2001
2002
2003
2004
2005
2006
Mar-07

Equity ($MM's)
53% CAGR
90
80
70
60
50
40
30
20
10
0
10
18
24
27
41
83
85
2001
2002
2003
2004
2005
2006
Mar-07

CRESCENT
FINANCIAL CORPORATION

Balance Sheet Growth

Non-Performing Assets[1] / Total Assets
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.33%
0.00%
0.06%
0.09%
0.01%
0.03%
0.10%
2001
2002
2003
2004
2005
2006
Mar-07

Net Charge-Offs / Average Loans
0.16%
0.14%
0.12%
0.10%
0.08%
0.06%
0.04%
0.02%
0.00%
0.03%
0.09%
0.05%
0.15%
0.04%
0.02%
0.04%
2001
2002
2003
2004
2005
2006
Mar-07

Loan Loss Reserves / Gross Loans
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.39%
1.36%
1.52%
1.42%
1.33%
1.26%
1.24%
2001
2002
2003
2004
2005
2006
Mar-07

Loan Loss Reserves / Non-Performing Assets[1]
10000%
9000%
8000%
7000%
6000%
5000%
4000%
3000%
2000%
1000%
0%
260%
410%
1231%
9065%
2211%
1016%
2001
2002
2003
2004
2005
2006
Mar-07

CRESCENT
FINANCIAL CORPORATION

(1) Non-performing assets include non-accrual loans, loans 90 days or more past due, and repossessed assets

NM

Asset Quality & Reserve Coverage

Asset Quality

* Peer banks are defined as banks with total assets between $250 and $750 million.  Source – SNL Database as of December 31, 2006.

CRFN

Peer*

All

Peer*

All

Non-performing Assets

to Total Assets

0.03%

0.52%

0.42%

0.51%

0.56%

Last Twelve Months Net

Charge-offs to Average Loans

0.02%

0.17%

0.18%

0.17%

0.21%

Loan Loss Reserve to

Total Loans

1.26%

1.33%

1.30%

1.30%

1.39%

North Carolina

Banks

Southeast Banks

Consolidated Balance Sheet

March 31,

December 31,

ASSETS

2007

2006

$12,730,827

$14,295,053

209,083

763,057

Federal funds sold

13,158,000

92,000

86,360,519

84,722,892

586,148,571

549,818,548

(7,277,100)

(6,945,000)

NET LOANS

578,871,471

542,873,548

3,262,650

3,045,840

4,180,700

3,582,800

6,709,507

5,907,664

8,857,869

5,683,493

30,225,549

30,225,549

Other assets

6,911,308

6,717,324

TOTAL ASSETS

$751,477,483

$697,909,220

Cash and due from banks

Interest-earning deposits with banks

Investment securities available for sale

Premises and equipment

Investment in BOLI

Goodwill

Loans

Allowance for loan losses

Accrued interest receivable

Federal Home Loan Bank stock, at cost

Consolidated Balance Sheet

March 31,

December 31,

2007

2006

Deposits:

Demand

74,126,816

70,420,392

Savings

95,744,462

78,379,431

Money market and NOW

101,087,586

97,343,128

Time

319,050,421

295,738,729

TOTAL DEPOSITS

590,009,285

541,881,680

Short-term borrowings

18,000,000

24,451,000

Long-term debt

55,248,000

45,248,000

Accrued expenses

3,178,890

3,294,562

TOTAL LIABILITIES

666,436,175

614,875,242

Stockholders’ Equity

Common Stock

8,301,868

8,265,136

Additional paid-in capital

62,832,473

62,659,201

Retained earnings

14,076,198

12,610,588

Accumulated other comprehensive income

(169,231)

(500,947)

TOTAL STOCKHOLDERS’ EQUITY

85,041,308

83,033,978

TOTAL LIABILITIES AND

STOCKHOLDERS’ EQUITY

751,477,483

$

697,909,220

$

LIABILITIES AND STOCKHOLDERS’ EQUITY

Financial Highlights Summary

All per share data has been adjusted for the following stock splits, effected as stock dividends, paid as follows: 10% in 2007, 15% in both 2006 and
2005, 20% in 2004 and 15% in 2003.

2007

2006

2006

2005

2004

2003

2002

Summary of Operations

Interest income

12,757

$

7,101

$

36,707

$

22,827

$

15,896

$

10,950

$

8,556

$

Interest expense

6,513

3,027

17,257

8,872

5,466

3,749

3,189

Net interest income

6,244

4,074

19,450

13,955

10,430

7,201

5,367

Provision for loan losses

359

270

991

807

736

551

689

Net interest income after provision

5,885

3,804

18,459

13,148

9,694

6,650

4,678

Non-interest income

629

596

2,612

2,417

2,342

1,645

768

Non-interest expense

4,220

2,871

13,386

10,762

8,531

5,767

4,124

Income (loss) before income taxes

2,294

1,529

7,685

4,803

3,505

2,528

1,322

Income taxes

828

547

2,781

1,659

1,172

873

94

Net income (loss)

1,466

982

4,904

3,144

2,333

1,655

1,228

Per Share and Shares Outstanding

Net income (loss), basic

0.16

$

0.15

$

0.67

$

0.58

$

0.45

$

0.36

$

0.36

$

Net income (loss), diluted

0.15

$

0.15

$

0.64

$

0.55

$

0.43

$

0.35

$

0.35

$

Book value at end of period

9.31

$

6.66

$

9.14

$

6.52

$

5.17

$

4.73

$

4.12

$

Weighted average shares outstanding:

Basic

9,093,392

6,364,850

7,281,016

5,402,390

5,146,464

4,558,143

3,422,986

Diluted

9,611,833

6,611,900

7,614,807

5,682,447

5,417,789

4,724,656

3,521,789

At or for the

Years Ended

December 31,

(unaudited)

At of for the Three

Months

Ended March 31,

Loan Composition

Total Gross Loans of $586 Million at March 31, 2007

of Which Approximately 55% Are Variable

Residential real Eestate

3%

Construction loans

22%

Commercial and

industrial loans

12%

Home equity lines &

loans

7%

Commercial real estate

55%

Consumer loans

1%

Deposit Composition

Total Deposits of $590 Million at March 31, 2007

Non-interest Bearing

Demand

13%

Certificates of Deposit

54%

Money Market

11%

Interest Bearing NOW

6%

Savings

16%

ROAA (%)
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.31%
0.85%
0.79%
0.76%
0.84%
0.93%
0.82%
2001
2002
2003
2004
2005
2006
Mar-07

ROAE (%)
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2.97%
9.31%
8.25%
9.14%
0.34%
8.72%
7.06%
2001
2002
2003
2004
2005
2006
2007

Net Interest Margin (%)
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.98%
3.87%
3.64%
3.61%
3.94%
3.95%
3.81%
2001
2002
2003
2004
2005
2006
Mar-07

Efficiency Ratio (%)
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
82%
67%
65%
68%
66%
61%
61%
2001
2002
2003
2004
2005
2006
Mar-07

CRESCENT
FINANCIAL CORPORATION

Profitability

Net Interest Income ($MM's)
39% CAGR
$21,000
$18,000
$15,000
$12,000
$9,000
$6,000
$3,000
$0
$3,762
$5,367
$7,201
$10,430
$13,955
$19,450
2001
2002
2003
2004
2005
2006

Noninterest Income ($MM's)
43% CAGR
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$441
$754
$1,654
$1,998
$2,433
$2,612
2001
2002
2003
2004
2005
2006

Net Income ($MM's)
74% CAGR
$5,400
$4,500
$3,600
$2,700
$1,800
$900
$0
$307
$1,228
$1,655
$2,333
$3,144
$4,904
2001
2002
2003
2004
2005
2006

Diluted Earnings Per Share
42% CAGR
$0.80
$0.60
$0.40
$0.20
$0.00
$0.10
$0.35
$0.35
$0.43
$0.55
$0.64
2001
2002
2003
2004
2005
2006

CRESCENT FINANCIAL CORPORATION

Earnings Growth

$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
1998
1999
2000
2001
2002
2003
2004
2005
2006
$3.64
$3.64
$3.46
$3.46
$3.43
$3.43
$3.59
$3.59
$4.12
$4.12
$3.99
$4.73
$4.43
$5.17
$5.93
$6.52
$5.68
$9.14
Tangible Book Value
Book Value

CRESCENT FINANCIAL CORPORATION

Adjusted for stock dividends paid as follows:10% in 2000, 12½% in
2001 and 2002, 15% in 2003, 20% in 2004, 15% in 2005 and 2006 and
10% in 2007.

Historical Book Value Per Share

Assets($000)                                                               $697,909                                                                               70%

                                                                                                                                                25% organic growth

Net Loans($000)                                                  $542,874                                                                              68%

                                                                                                                                                29% organic growth

Deposits($000)                                                       $541,882                                                                               68%

                                                                                                                                                23% organic growth

Net Income($000)                                              $4,904                                                                                      56%

EPS                                                                                        $.64                                                                                                    13%

ROAE                                                                                 8.72%                                                                                  -162 basis points

ROAA                                                                                 .93%                                                                                      +9 basis points

12/31/06

%Change

From 12/31/05

Financial Highlights

Balance EPS Growth and Franchise Expansion

Identify Denovo Branching Opportunities

Explore Acquisitions That Enhance Shareholder Value

Increase Presence in Existing Markets and Southeast Coast of North
Carolina

Utilize Alternative Forms of Regulatory Capital to Enhance Leverage
and ROE; relying on the Equity Markets Only When Circumstances are Compelling

Maintain Excellent Asset Quality

Investment in Technology and Infrastructure

Improve the growth of core deposit funding in our competitive markets

Strategies for 2007 and Beyond

Extremely attractive franchise demographics

Strong historical and projected balance sheet
growth

Solid and consistent financial performance

Outstanding record of asset quality

Proven acquisition and denovo expansion expertise

Experienced management team with knowledge of
local markets

Reasons To Invest in Crescent
Financial

Howe Barnes Investor

Presentation

May 2007